SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(D) OF
               THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED): November 8, 2005

                   COMMISSION FILE NO. 0-49915


                   MT Ultimate Healthcare Corp.
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      (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



             Nevada                                    88-0474056
  ---------------------------------          --------------------------------
   (STATE OR OTHER JURISDICTION OF          (IRS EMPLOYER IDENTIFICATION NO.)
    INCORPORATION OR ORGANIZATION)


          18301 VON KARMAN, SUITE 250, IRVINE, CA, 92612
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             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                          (949) 260-0150
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                    (ISSUER TELEPHONE NUMBER)


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  (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets

On December 15, 2005, MTHC Ultimate Healthcare (the "Company") completed the disposition of all of the outstanding capital stock of its wholly owned subsidiary, Marathon Healthcare Corporation ("Marathon") to Macdonald Tudeme and Marguerite Tudeme (collectively, the "Tudemes"), the former controlling
shareholders of the Company.   At the time of the disposition, Marathon's
assets included substantially all of the corporate names, business, operations, assets, properties, intellectual properties, trademarks, service marks, trade names, uniform resource locators, telephone numbers, and good will of the Company and its subsidiaries (other than iTechexpress, Inc. and
Drug Consultants, Inc.).   These assets included all of the operations of the
Company's former operating subsidiaries M.T. Marketing Int. Corp and Abundant Healthcare, Inc. In exchange for all of the outstanding capital stock of Marathon and a cash payment to the Tudemes of $80,442.32, the Company received
from the Tudemes 35,691,200 shares of the Company's Common Stock.   In
connection with the disposition, the Company also (a) assumed and released the Tudemes from certain liabilities and (b) entered into a Security Agreement ("Security Agreement") with Marathon, whereby the Company pledged to Marathon 20,000,000 shares of Company Common Stock as collateral (the "Collateral") to secure the performance and payment of a promissory note in the amount of $211,500 payable to Lisa Stern (the "Stern Note") originally entered into as part of the Company's purchase of a former operating subsidiary. The Company will be in default under the Security Agreement upon the failure to pay any principal or interest of the Stern Note when due. Upon default, Marathon is able to retain the Collateral and apply the consideration received from the Collateral against any principal and interest due.


Item 4.01. Changes in Registrant's Certifying Accountant

(b)  New Independent Accountants for iTech and DCI Subsidiaries.

The Company engaged Corbin & Company LLP ("Corbin") to act as its independent auditors, effective November 8, 2005, for its wholly owned subsidiary iTechexpress, Inc. ("iTech") and iTech's wholly owned subsidiary Drug Consultants, Inc. ("DCI"). The Company anticipates that its principal accountant, Chisholm, Bierwolf & Nilson, LLC, will express reliance on Corbin in its report regarding iTech and DCI.

During the Company's two most recent fiscal years and any subsequent interim period prior to engaging Corbin, the Company has not consulted Corbin regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and Corbin did not provide either a written report or oral advice to the Company that Corbin concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event, each as defined in Item 304 of Regulation S-K. Corbin has not provided due diligence services in connection with proposed and/or consummated investment transactions by the Company and its affiliates.


Item 5.02 Departures of Directors or Principal Officers: Election of Directors; Appointment of Principal Officers

On December 15, 2005, Macdonald Tudeme resigned as chief executive officer and as a director of the Company. Mr. Tudeme's resignation was not because of a disagreement with the Company on any matter relating to its operations, policies, or practices, but so he could pursue other interests.

On December 15, 2005, Marguerite Tudeme resigned as secretary and as a director of the Company. Ms. Tudeme's resignation was not because of a disagreement with the Company on any matter relating to its operations, policies, or practices, but so she could pursue other interests.

On December 15, 2005, the Company's Board of Directors appointed David Walters, age 43, to serve as the Company's Chairman of the Board, Chief Executive Officer, and Chief Financial Officer. Mr. Walters will assume the CEO and CFO responsibilities from MacDonald Tudeme, effective immediately.
Mr. Walters has served as Executive Vice President of the Company since November 4, 2005. Since January 2005, he has served as Chairman and CEO of iTechexpress, Inc. ("iTech"), which since Exchange has been wholly owned by the Company. Since November 7, 2005, he has served as Chief Executive Officer of Drug Consultants, Inc., which has been a wholly owned subsidiary of iTech, since November 2005. Since February 2000, he has served as a managing member of Monarch Bay Capital Group, LLC. From October 1992 through July 2000, he served as executive vice president and managing director in charge of Capital Markets for Roth Capital (formerly Cruttenden Roth, "Roth"). As an equity partner and a key senior management member, he was instrumental in building the company's revenues from $7 million to $65 million. He managed the capital markets group and led over 100 financings (public and private), raising over $2 billion in growth capital. Mr. Walters sat on Roth's Board of Directors
from 1994 through 2000.   Previously, Mr. Walters has served as a vice
president for both Drexel Burnham Lambert and Donaldson Lufkin and Jenrette in Los Angeles, and has run a private equity investment fund. Mr. Walters maintains an extensive network of specialists in research, syndication of transactions, trading and market-making for small capitalization companies. Mr. Walters has extensive experience in investment management, corporate growth development strategies and capital markets. Mr. Walters earned a B.S. in Bioengineering from the University of California, San Diego in 1985.

The Company and Mr. Walters have not finished discussions on all aspects of Mr. Walter's employment agreement and the final employment agreement is subject to approval by the Company's Board of Directors. The Company and Mr. Walters have set a deadline of December 31, 2005 to formalize the complete terms and conditions of the employment agreement.



Item 9.01 Financial Statements and Exhibits

No.  Description
----  ------------
17.1  Resignation letter of Macdonald Tudeme as CEO and CFO dated
      December 15, 2005.
17.2 Resignation letter of Macdonald Tudeme as Director and Treasurer dated December 15, 2005.
17.3  Resignation letter of Marguerite Tudeme dated December 15, 2005.




                            Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MT Ultimate Healthcare Corp.

December 16, 2005

/s/ David Walters
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David Walters
Chief Executive Officer